Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the quarterly report of H&R Block, Inc. (the “Company”) on Form 10‑Q for the fiscal quarter ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey J. Jones II, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey J. Jones II
Jeffrey J. Jones II Chief Executive Officer H&R Block, Inc.
February 6, 2024